THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED UNLESS (a) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

CONVERTIBLE PROMISSORY NOTE

$[●]	Original Issuance Date: December 6, 2016
New York, New York

FOR VALUE RECEIVED, BTCS, Inc., a Delaware corporation (the “Company”), promises to pay to the order of [●] (“Holder”), at the offices of the Holder, [●] the principal sum of [●] U.S. Dollars (U.S. $[●]) with interest thereon at the rate of eight percent (8%) per annum, the consideration for which is set forth on Annex A. Any amounts that remain unpaid when due shall thereafter bear interest at the rate of twenty percent (20%) per annum. Interest as aforesaid shall be calculated on the basis of actual number of days elapsed over a year of 360 days.

The principal amount and all accrued interest of this Note are due on June 6, 2017 (the “Maturity Date”).

This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof the following terms shall have the following meanings:

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Charter Amendment” shall have the meaning set forth in Section 4(a).

“Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

“Conversion Date” shall have the meaning set forth in Section 5(a).

“Conversion Price” shall have the meaning set forth in Section 5(b).

“Conversion Shares” means the shares of Preferred Stock or Common Stock issuable upon conversion of this Note or as payment of interest, all in accordance with the terms hereof.

“Event of Default” shall have the meaning set forth in Section 7.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fundamental Transaction” shall have the meaning set forth in Section 3.

“Original Issue Date” means the date of the first issuance of this Note regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Preferred Stock” means the preferred stock which shall be designated by the Company and provide certain rights, preferences and limitations as described under a Certificate of Designation which shall be filed with the Nevada Secretary of State.

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.

“Stock” shall mean, the Common Stock and/or the Preferred Stock.

“Subsidiary” means any Person in which the Company owns more than 50% of the outstanding equity.

“Transaction Documents” means this Note and any related agreements executed contemporaneously herewith.

Section 2. Registration of Transfers and Exchanges.

a)       Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

b)       Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth herein and may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations.

c)       Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 3. Acceleration of Maturity Date.

If, at any time while this Note is outstanding the Company or any of its Subsidiaries, (A) effects any merger or consolidation of the Company with or into another Person, whether directly or through a triangular merger where a subsidiary engages in the merger or consolidation or (B) acquires assets of a business from any Person not in the ordinary course of business (in any such case, a “Fundamental Transaction”), then, immediately prior to the occurrence of such Fundamental Transaction the principal and accrued but unpaid interest payable hereunder shall automatically become, at the Holder’s election, immediately due and payable in cash.

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Section 4. Charter Amendment/Use of Proceeds.

a)       Within 90 days of Original Issuance Date of this Note, the Company shall use its best efforts to obtain shareholder approval and file a Certificate of Amendment to its Articles of Incorporation to effectuate a reverse stock split or increase its authorized capital in order to permit the exercise and/or conversion of all of the Company’s outstanding securities into shares of Common Stock including securities owed to holders pursuant to anti-dilution protection (the “Charter Amendment”) and an additional number of shares as may be determined by the Company. In order to facilitate the Charter Amendment and as a condition to the Holder making this loan, the Company hereby agrees to designate and issue a series of preferred stock with super-voting power to an executive officer of the Company which shall be redeemed upon the Company effectuating the Charter Amendment.

b)       The Company will use the proceeds of the loan represented by this Note only for accrued and unpaid management compensation (subject to the April 2015 financing amendment), unpaid out-of-pocket expenses of employees, legal and accounting fees, SEC filing fees including SEC printing costs and any related expenses, tax and tax preparation fees, and certain other liabilities. The Company may not use any of the proceeds towards payments to its Senior Note holders, Junior Note holders or investors that participated in the Company’s past financings.

Section 5. Conversion.

a)       Voluntary Conversion. At all times after the Original Issue Date until this Note is no longer outstanding, the principal and accrued interest due and payable under this Note shall be convertible into shares of Stock at the option of the Holder, in whole or in part at any time and from time to time, so long and only to the extent that after taking into consideration all issued and outstanding shares of Stock and the maximum number of shares issuable under all issued and outstanding convertible securities at the time of conversion, there remain enough authorized but unissued shares under the Company’s Articles of Incorporation that are not previously reserved for issuance under such convertible securities to effect conversion of this Note. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex B (a “Notice of Conversion”), specifying therein the principal amount of Note to be converted and the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender the Note to the Company unless the entire principal amount of this Note plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within 3 Business Days of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof. However, at the Company’s request, the Holder shall surrender the Note to the Company within five (5) trading days following such request so that a new Note reflecting the correct principal amount may be issued to Holder.

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b)       Conversion Price. The conversion price in effect on any Conversion Date (subject to adjustment herein) shall initially be equal to $0.002 per share of Common Stock.

c)        Mechanics of Conversion

i.       Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the amount of this Note (whether principal or accrued but unpaid interest) to be converted by (y) the Conversion Price, depending upon whether the Holder is electing to convert into shares of Common Stock or Preferred Stock.

ii.       Delivery of Certificate Upon Conversion. Not later than five (5) trading days after any Conversion Date, the Company will deliver to the Holder at an address in the United States (A) a certificate or certificates representing the Conversion Shares representing the number of shares of Stock being acquired upon the conversion of Notes (including, if so timely elected by the Company, shares of Stock representing the payment of accrued interest and (B) a bank check or wire transfer in the amount of accrued and unpaid interest (if the Company is required to pay accrued interest in cash).

iii.       Reservation of Shares Issuable Upon Conversion. The Company covenants that upon it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note (after taking into account all existing issued and outstanding shares of Common Stock and all shares reserved for issuance under the Company’s issued and outstanding convertible securities), free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 6) upon the conversion of the outstanding principal amount and accrued interest under this Note. The Company covenants that all shares of Common Stock that are issuable upon conversion of this Note shall, upon issuance, be duly and validly authorized, issued and fully paid and non-assessable. Notwithstanding the preceding, the Holder acknowledges that the Company does not have sufficient authorized Common Stock to permit the conversion of this Note into Common Stock and that any conversion of this Note prior to the effectuation of the Charter Amendment shall be into Preferred Stock. Upon the filing of the Charter Amendment whether to approve an increase in authorized Common Stock or a Reverse Split and, if required, the approval by the Financial Industry Regulatory Authority to effect a Reverse Split, this Note shall only be convertible into Preferred Stock.

iv.       Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the fair market value of a share at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

v.       Transfer Taxes. The issuance of certificates for shares of the Stock on conversion of this Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate.

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d)        Holder’s Representations.

i.       Own Account. Holder understands that the Note and Conversion Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, and Holder is aquiring the Note and upon Conversion Holder will acquire the Conversion Shares as principal for its own account and not with a view to or for distributing or reselling the Conversion Shares or any part thereof in violation of the Securities Act or any applicable state securities law. Further Holder , has no present intention of distributing the Note or Conversion Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Note or Conversion Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting Holder’s right to sell the Conversion Shares otherwise in compliance with applicable federal and state securities laws).

ii.       Holder Status. On the date hereof and on each date on which Holder elects to convert all or a portion of this Note, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

iii.       Experience of Holder. Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Note and the Conversion Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in this Note and the Conversion Shares and, at the present time, is able to afford a complete loss of such investment.

Section 6. Certain Adjustments.

a)       Adjustment Triggers.

i.       Stock Dividends and Stock Splits. If the Company, at any time after the Original Issue Date while the Note is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock to all stockholders of the Company (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

ii.       Voluntary Adjustment By Company. The Company may at any time reduce the then current Conversion Price to any amount and for any period of time deemed appropriate and approved by the Board in accordance with Nevada law, provided that the same voluntary adjustment shall be made to the then current Conversion Price of all outstanding Notes having substantially the same form as this Note.

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b)       Calculations. All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares of Common Stock owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered an issue or sale of Common Stock. For purposes of this Section 6, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

c)        Notice to Holder.

i.       Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 6, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.       Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to mailed to the Holder at its last address as it shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall be entitled to convert this Note during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

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d)        Limitation on Beneficial Ownership.

i.       Except as provided otherwise in this Section 6(d)(i), the number of Common Stock Conversion Shares that may be acquired by the Holder shall be limited to the extent necessary to insure that, after giving effect to such conversion (or deemed conversion for voting purposes), the number of shares of Common Stock then beneficially owned by the Holder and its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Holder is a member, but, for avoidance of doubt, excluding shares of Common Stock issuable upon conversion or exercise of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) does not exceed 4.99% (the “Maximum Percentage”) of the total number of shares of Common Stock of the Company issued and outstanding immediately after giving effect to such conversion (or deemed conversion for voting purposes) (the “Beneficial Ownership Cap”). Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and its Affiliates and not to any other holder of contemporaneously issued Notes that is not an Affiliate. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to the Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Holder will be deemed to be an affiliate of the Holder. In the event the Company is prohibited from issuing shares of Common Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Company shall as soon as possible seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon the full conversion of this Note.

ii.       For purposes of the foregoing, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, non-converted shares under this Note beneficially owned by such Person or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any other notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained in this Section beneficially owned by Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of Holder, the Company shall within one (1) Business Day following the receipt of such notice, confirm orally and in writing to any such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including conversions under this Note (or deemed conversion, as applicable), by Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In the event that the Company cannot issue any shares of Common Stock to a Holder solely by reason of this Section 6(d) (such shares, the “Limited Shares”), notwithstanding anything to the contrary contained herein, the Company shall hold any such Limited Shares in abeyance for such Holder until such time, if ever, that the delivery of such Limited Shares shall not cause the Holder to exceed the Beneficial Ownership Cap, at which time such Holder shall be delivered such Limited Shares to the extent as if there had been no such limitation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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Section 7. Events of Default.

a)       Event of Default. Wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.       any default in the payment of (A) the principal, or (B) interest on this Note which default is not cured within ten (10) Business Days after written notice from the Holder;

ii.       a breach of any of the covenants or agreements made by the Company herein including expenditure of the use of proceeds;

iii.       (A) there is commenced against the Company or any Subsidiary thereof a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof which remains undismissed for a period of 60 days; or (B) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (C) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days;

iv.       Failure to file a Charter Amendment within 90 days of the Issuance Date; or

v.       Failure to file the Certificate of Designation for the Preferred Stock with the Secretary of State of Nevada within 15 days of the Original Issuance Date.

b)       Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest and any other amounts owing in respect hereof, to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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Section 8. Miscellaneous.

a)       Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally or sent by a nationally recognized overnight courier service, addressed to the Company at 1901 N Moore St, Suite 700, Arlington, VA 22209, attention: Chief Executive Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile, telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)       Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and other amounts provided for herein (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company.

c)       Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof; and indemnity, if requested, all reasonably satisfactory to the Company.

d)        Additional Issuances of Securities.

i.       For purposes of this Section 8(d), the following definitions shall apply.

(1)	“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

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(2)	“Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(3)	“Common Stock Equivalents” means, collectively, Options and Convertible Securities.

ii.       From the date hereof until the earlier of (x) the time that this Note is no longer outstanding or (y) such time as all of the shares underlying this Note may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), the Company shall not, directly or indirectly, file any registration statement with the SEC, or file any amendment or supplement thereto, or grant any registration rights to any person that can be exercised prior to the earlier of such time as set forth above, other than any registration statement for the issuance of securities pursuant to an employee benefit plan or securities award, as registered on Form S-8.

iii.       From the date hereof until the fifteen (15) month anniversary of the issuance of this Note, the Company shall not, (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) unless the Company shall have first complied with this Section 8(d)(iii)

(1)	The Company shall deliver to the holder of this Note an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such holder fifty percent (50%) of the Offered Securities.

(2)	To accept an Offer, in whole or in part, such holder must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such holder’s receipt of the Offer Notice (the “Offer Period”), setting forth the amount that such holder elects to purchase (the “Notice of Acceptance”). Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the holder a new Offer Notice and the Offer Period shall expire on the tenth (10th) Business Day after the holder’s receipt of such new Offer Notice.

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(3)	If any holders of other notes similar to this Note and issued on the same date as this Note have similar rights as those set forth in this Section 8(d) but choose not to exercise such rights in full, then the holder of this Note shall be given an option to exercise such rights to purchase any remaining Offered Securities based on an offer period including deadlines at least as long as those contained in this Section 8(d).

(4)	The Company shall have five (5) Business Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the holder (the “Refused Securities”) pursuant to a definitive agreement (the “Subsequent Placement Agreement”) but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of such Subsequent Placement Agreement, and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(5)	In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 8(d)(iii)(3) above), then the holder of this Note may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Holder elected to purchase pursuant to Section 8(d)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to holders of other notes pursuant to Section 8(d)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that the holder of this Note so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the holder in accordance with Section 8(d)(iii)(1) above.

(6)	Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the holder of this Note shall acquire from the Company, and the Company shall issue to the holder, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 8(d)(iii)(5) above if the holder has so elected, upon the terms and conditions specified in the Offer. The purchase by the holder of this Note of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the holder of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the holder and its counsel.

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(7)	Any Offered Securities not acquired by the holder of this Note or other persons in accordance with Section 8(d)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the holder under the procedures specified in this Note.

(8)	The Company and the holder of this Note agree that if the holder elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provisions whereby the holder shall be required to agree to any restrictions in trading as to any securities of the Company owned by such holder prior to such Subsequent Placement, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the registration rights agreement.

(9)	Notwithstanding anything to the contrary in this Section 8(d) and unless otherwise agreed to by the holder of this Note, the Company shall either confirm in writing to the holder that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the holder will not be in possession of material non-public information, by the fifteenth (15th) Business Day following delivery of the Offer Notice. If by the fifteenth (15th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the holder, such transaction shall be deemed to have been abandoned and the holder shall not be deemed to be in possession of any material, non-public information with respect to the Company. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each holder with another Offer Notice and each holder will again have the right of participation set forth in this Section 8(d)(iii). The Company shall not be permitted to deliver more than one such Offer Notice to the holder of this Note in any 60 day period.

(10)	The provisions of Section 8(d)(iii) shall be of no further force or effect upon the transfer of this Note, provided, however if the transfer is made to an Affiliate of the Holder and approved by the Company then the provisions of Section 8(d)(iii) shall remain.

e)       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note, and any claim, controversy or dispute arising under or related to this Note, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state or federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).

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Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f)       Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

g)       Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and due Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, binder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

h)       Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i)       Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

[SIGNATURE PAGE TO CONVERTIBLE NOTE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

BTCS INC.

By:
Charles Allen, CEO

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ANNEX A

CONSIDERATION

Indicate consideration for Convertible Promissory Note (only check one box):

[ ]	Cash Consideration of good funds.

[ ]	Cancellation of a $10,000 promissory note including accrued and unpaid interest issued to the Holder on November 14, 2016 and receipt of good funds for the balance.

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ANNEX B

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Note (“Note”) of BTCS Inc., a Nevada corporation (the “Company”) into shares of common stock or preferred stock (in accordance with the Note), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by due Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock or Preferred Stock, as applicable.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Payment of Interest in Stock_ yes _ no
If yes, $______ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Preferred Stock/Common Stock to be issued:

Signature:

Name:

Address: